THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002


                                ---------------


PHOENIX-AIM MID-CAP EQUITY SERIES
---------------------------------
The following information replaces the section under "Portfolio Management" on page 10 of the prospectus:

    The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the series' portfolio are Paul J. Rasplika and Ronald S. Sloan.

    PAUL J. RASPLIKA is a Senior Portfolio Manager with AIM. He has been responsible for the AIM Mid-Cap Equity Fund, a retail fund with similar objectives and strategies, since 1998 and has been associated with AIM and/or its affiliates since 1994.

    RONALD S. SLOAN is a Senior Portfolio Manager with AIM. He has been responsible for the AIM Mid-Cap Equity Fund since 1998 and has been associated with AIM and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research and Management, Inc.




Dated: October 25, 2002        Please keep this supplement for future reference.




















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                          THE PHOENIX EDGE SERIES FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 9, 2002


                                ---------------


PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION:
-----------------------------------------------------------

    The Phoenix-Federated U.S. Government Bond Series is no longer available for investment as of October 25, 2002. This supplement nullifies all references to the Phoenix-Federated U.S. Government Bond Series contained in The Phoenix Edge Series Fund prospectus.




Dated: October 25, 2002        Please keep this supplement for future reference.




















TF794